UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 31, 2008

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2008, the following compensatory plans or arrangements were approved for certain officers and/or directors of CBRL Group, Inc. (the “Company”).  In accordance with the instructions to Item 5.02 to Form 8-K, the information provided in this Current Report on Form 8-K covers only those current executive officers who were “named executive officers” in the Company’s most recent filing with the Commission under the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

Awards Under Stock Ownership Achievement Incentive Plan (the “Ownership Plan”)

The Ownership Plan was adopted in order to encourage the early attainment of the stock ownership guidelines (the “Ownership Guidelines”) for certain officers of the Company and its subsidiaries (“Covered Officers”) (such Ownership Guidelines are posted on the Company’s website at cbrlgroup.com).  The Ownership Guidelines set forth certain share ownership requirements that the Covered Officers are expected to attain over a five-year period.  Under the Ownership Plan, a Covered Officer will be awarded common stock in the amount of the greater of 100 shares or two percent (2%) of the number of shares specified in the Ownership Guidelines for such Covered Officer, if the Covered Officer achieves certain specified progress each year during the five-year period toward the Ownership Guidelines. In future years, failure to achieve specified ongoing progress toward share ownership requirements would result in reduced option grants.  On July 31, 2008, it was determined that each of the following executive officers had achieved the specified progress and, accordingly, were awarded the following respective number of unrestricted shares of the Company’s common stock on August 4, 2008, the first business day of the Company’s 2009 fiscal year, which began on August 2, 2008 (“2009”):

Name	Award (# of shares)
Michael A. Woodhouse	1,400
Douglas Barber	100
Terry Maxwell	100
N.B. Forrest Shoaf	100

Payouts Under the 2006 Mid-Term Incentive Retention Plan (the "2006 MTIRP")

                 Reference is made to the Company’s Current Report on Form 8-K dated July 28, 2005, which is incorporated herein by this reference, and which describes the 2006 MTIRP.  Awards under the 2006 MTIRP vested at the end of the Company’s 2008 fiscal year, August 1, 2008.  Awards under the 2006 MTIRP were earned at the minimum level, resulting in the following awards of restricted stock and dividends thereon to the named executive officers:

Name	Number of Shares	Accrued Dividends
Mr. Woodhouse	25,310	$32,397
Mr. Barber	1,470	$1,882
Mr. Maxwell	2,536	$3,246
Mr. Shoaf	2,384	$3,052

Abolition of 2008 LTPP

Reference is made to the Company’s Current Report on Form 8-K dated July 25, 2008, which is incorporated herein by this reference, and which describes the 2008 Long
Term Performance Plan (“2008 LTPP”).  In connection with the transition of pay philosophy from 75th percentile performance to 50th percentile performance, the Compensation Committee and Board of Directors have abolished the 2008 LTPP.  A new long-term plan will be adopted in September 2008.

Restricted Share Awards

Effective August 1, 2008, the following named executive officers received awards of shares of the Company’s common stock.  These awards, which were made pursuant to the Company’s 2002 Omnibus Incentive Compensation Plan, vested immediately; however, each award is subject to a restriction on resale that is described below.

Name	Number of Shares	Restriction on Resale
Mr. Woodhouse	40,241	1/3 may be sold on or after August 1, 2009, an additional 1/3 may be sold on or after August 1, 2010 and the remaining 1/3 may be sold on or after August 1, 2011
Mr. Barber	25,875	1/2 may be sold on or after August 1, 2009, and the remaining 1/2 may be sold on or after August 1, 2010
Mr. Maxwell	12,152	1/2 may be sold on or after August 1, 2009, and the remaining 1/2 may be sold on or after August 1, 2010
Mr. Shoaf	20,603	1/2 may be sold on or after August 1, 2009, and the remaining 1/2 may be sold on or after August 1, 2010

2009 Salaries for Named Executive Officers

On July 31, 2008, the Company’s Compensation Committee established 2009 base salaries for the named executive officers.  Except as set forth below, the 2009 salaries of the named executive officers are unchanged:

Name	2009 Salary
Mr. Maxwell	$347,256
Mr. Shoaf	$414,480

2009 Annual Bonus Plan (the “Bonus Plan”)

The Bonus Plan was adopted in order to reward officers of the Company and its subsidiaries for the Company’s 2009 financial performance.  The level of bonus is based upon achievement of certain levels of operating income from continuing operations during 2009 (“2009 Income”).  The Company intends for payments under the Bonus Plan to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code to the maximum amount allowed under the Company’s 2002 Omnibus Incentive Compensation Plan.  A copy of the Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference as if copied verbatim.

If 2009 Income is below 85% of the Company’s planned income (“Threshold Income”), no bonus will be paid.  If 2009 Income equals or exceeds Threshold Income, each officer then would achieve between 30% and 200% of his target bonus, with each officer receiving a payment on a graduated scale depending upon the extent to which 2009 Income exceeds Threshold Income.  An officer’s target bonus is equal to a percentage of his 2009 base salary as indicated in the column below labeled “Target Percentage.”  The following table also indicates the threshold (minimum) and maximum bonus that the following officers would receive, expressed as a percentage of 2009 annual base salary, assuming that 2009 Income equals or exceeds Threshold Income:

Name	Target Percentage	Threshold	Maximum
Mr. Woodhouse	100%	30%	200%
Mr. Barber	100%	30%	200%
Mr. Maxwell	70%	21%	140%
Mr. Shoaf	70%	21%	140%

2009 Long-Term Incentive Plan (the “2009 LTI”)

The 2009 LTI will be established by the Company’s Compensation Committee in September 2008.  An officer’s target award under the 2009 LTI is equal to a percentage of his 2009 base salary as indicated in the column below labeled “Target Percentage:”

Target
Name	Percentage
Mr. Woodhouse	250%
Mr. Barber	200%
Mr. Maxwell	80%
Mr. Shoaf	130%

Inducement Award to Michael A. Woodhouse

Effective August 1, 2008, Mr. Woodhouse was granted 75,000 shares of the Company’s common stock subject to a restriction that the shares may not be sold by him until the earlier of: (i) August 1, 2010; or (ii) the termination of Mr. Woodhouse’s employment with the Company.  This grant was made in order to induce Mr. Woodhouse to cancel an award of 125,000 shares of the Company’s restricted stock disclosed in the Company’s Current Report on Form 8-K dated August 1, 2006 and to negotiate and enter into a new employment agreement with the Company during the 2009 fiscal year.

Item 7.01.	Regulation FD Disclosure.

On August 1, 2008, the Company issued the press release, which is furnished hereto as Exhibit 99.1 announcing that its Board of Directors had authorized the repurchase of up to $65 million of the Company’s common stock to be made from time to time through open market transactions at management’s discretion and that the Company has set November 25, 2008 as the date for this year’s annual meeting of the Company’s shareholders, which will be held in Lebanon, Tennessee at the Company’s offices.  The Company has established September 29, 2008 as the record date for voting at the annual meeting.

On August 5, 2008, the Company issued the press release, which is furnished hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein, announcing the comparable store sales for its Cracker Barrel Old Country Store® restaurants and gift shops for the five-week period ending Friday, August 1, 2008.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2008	CBRL GROUP, INC

By:	/s/N.B. Forrest Shoaf
Name:	N.B. Forrest Shoaf
Title:	Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

10.1	CBRL Group, Inc. FY 2009 Annual Bonus Plan

99.1	Press Release dated August 1, 2008 re share repurchase and annual meeting dates (furnished only)

99.2	Press Release dated August 5, 2008 re sales for the five-week period ended August 1, 2008 (furnished only)